J.P. MORGAN INCOME FUNDS

JPMorgan Floating Rate Income Fund

(Class R6 Share)

(a series of JPMorgan Trust I)

Supplement dated May 18, 2017 to the

Prospectus dated December 29, 2016, as supplemented

Effective immediately, all mention of the JPMorgan Global Bond Opportunities Fund in the Class R6 prospectus for the JPMorgan Floating Rate Income Fund is hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-FRI-517